UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013

ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54472	27-2300414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Brookview Drive Rochester, NY	14617
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 279-6260

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 19, 2013, Christopher Butchko submitted his letter of resignation from his position as Executive Vice President, Chief Operating Officer, and Director of the Company, effective immediately. The resignation was accepted by the Company on February 25, 2013.

On February 19, 2013, Anne L. Thomas submitted her letter of resignation from her position as Secretary, Treasurer, Comptroller, and Director of the Company, effective immediately. The resignation was accepted by the Company on February 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACO RESOURCES, INC.

	By:	/s/ Bradley C. Rosen
Bradley C. Rosen, President

Date: February 26, 2013